UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2021
VIRIDIAN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd.
Boulder,	CO	80301
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 643-5200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 23, 2021, Viridian Therapeutics, Inc. (the “Company”) entered into an Open Market Sale AgreementSM (the “Sale Agreement”) with Jefferies LLC (the “Agent”), pursuant to which the Company may offer and sell shares of the Company’s common stock having an aggregate offering price of up to $50,000,000, from time to time, in “at the market” offerings through the Agent. Sales of the shares of common stock, if any, will be made at prevailing market prices at the time of sale, or as otherwise agreed with the Agent. The Agent will receive a commission from the Company of 3.0% of the gross proceeds of any shares of common stock sold under the Sale Agreement.
The Company is not obligated to sell, and the Agent is not obligated to buy or sell, any shares of common stock under the Sale Agreement. No assurance can be given that the Company will sell any shares of common stock under the Sale Agreement, or, if it does, as to the price or amount of shares of common stock that it sells or the dates when such sales will take place.
In the Sale Agreement, the Company agreed to indemnify the Agent against certain liabilities, including under the Securities Act of 1933, as amended, or to contribute payments that the Agent may be required to make because of such liabilities.
The shares of common stock sold pursuant to the Sale Agreement will be offered pursuant to a shelf registration statement on Form S-3 (File No. 333‑237413), which became effective on April 14, 2020. The Company filed a prospectus supplement with the U.S. Securities and Exchange Commission on April 23, 2021 in connection with the offer and sale of shares of the Company’s common stock pursuant to the Sale Agreement.
A copy of the Sale Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sale Agreement.
A copy of the opinion of Gibson, Dunn & Crutcher LLP relating to the validity of the shares of common stock that may be sold pursuant to the Sale Agreement is filed herewith as Exhibit 5.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

1.1	Open Market Sale Agreement, dated April 23, 2021, by and between Viridian Therapeutics, Inc. and Jefferies LLC.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viridian Therapeutics, Inc.

Date: April 23, 2021	By:	/s/ Jason A. Leverone
Jason A. Leverone
Chief Financial Officer, Treasurer, and Secretary